NUMBER                                                                    SHARES

______C

                              DG ACQUISITION CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                     CUSIP

IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH OF THE
                                 COMMON STOCK OF

                              DG ACQUISITION CORP.

  transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
       This certificate is not valid unless countersigned by the Transfer
         Agent and registered by the Registrar. Witness the seal of the
              Corporation and the facsimile signatures of its duly
                              authorized officers.

Dated:

------------------------------------          ----------------------------------
VICE CHAIRMAN                                 SECRETARY

                     [SEAL OF DG ACQUISITION CORP. OMITTED]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common                          UNIF GIFT MIN ACT - _____ Custodian ______
TEN ENT - as tenants by the entireties                                      (Cust)          (Minor)
JT TEN  - as joint tenants with right of survivorship                   under Uniform Gifts to Minors
          and not as tenants in common                                        Act ______________
                                                                                      (State)


     Additional Abbreviations may also be used though not in the above list.

                              DG ACQUISITION CORP.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the
Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of
Incorporation and all amendments thereto and resolutions of the Board of
Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

     For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated _______________

                        ________________________________________________________
                        NOTICE: The signature to this assignment must correspond
                                with the name as written upon the face of the
                                certificate in every particular, without
                                alteration or enlargement or any change
                                whatever.

Signature(s) Guaranteed:

___________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund only in the event of the Company's liquidation upon failure to consummate a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.